Exhibit 99.1

News Release

For information contact:
Carolyn Gosselin, APR (407) 540-2505	Tim McNulty, (604) 623-6620
Chief Communications Officer	Director, Investor Relations
CNL Financial Group	Intrawest Corporation

CNL INCOME PROPERTIES ANNOUNCES ACQUISITION OF INTRAWEST

CORPORATION’S RAVEN GOLF CLUB AT SOUTH MOUNTAIN™

— Phoenix’s top-rated course is CNL Income Properties’ latest premier golf course acquisition —

(ORLANDO, Fla.) June 15, 2006 – CNL Income Properties Inc., a real estate investment trust (REIT) focused on lifestyle properties, announced today its acquisition of the Raven Golf Club at South Mountain™ in Phoenix from Intrawest Golf Holdings Inc., a subsidiary of Intrawest Corporation.

The property will be leased to Tucson-based I.R.I. Golf Group, LLC, “I.R.I.” which will manage the property. I.R.I. has extensive golf management experience, owning and operating 19 golf facilities in Arizona, Nevada, North Carolina, South Carolina, Texas and Washington.

“The location of the Raven Golf Club at South Mountain™ and its commitment to golf excellence make this acquisition a tremendous addition to our portfolio,” said Rudy Anderson, vice president of investments of CNL Income Corp., the advisor to CNL Income Properties. “I.R.I. has grown into one of the most experienced and qualified golf course investment and management companies in the country. We look forward to working with top operators like I.R.I. to continue providing high-quality golf experiences.”

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CNL Income Properties Announces Raven Golf Club at South Mountain™Acquisition/p. 2

“CNL has an excellent reputation as a strategic partner in the lifestyle industry, and we are excited about working with them at a quality property like the Raven at South Mountain™,” said Jeff Silverstein, chairman of I.R.I. “We will continue the tradition of providing the premier golf experience in Phoenix for players and guests alike.”

Located five miles south of Sky Harbor Airport, the acquired property includes a 4,622 square-foot clubhouse with a pro shop, locker room and The Raven Grill restaurant. The Raven Golf Club at South Mountain™ has been given the most stars, 4.5 out of 5, of any Phoenix golf course by Golf Digest.

“This transaction is a result of our previously announced decision to sell certain golf properties not associated with our network of premier resorts,” said Jim McLaughlin, senior vice president of Intrawest Golf. “We are extremely pleased that this unique golf property where our Raven™ golf brand originated will continue to bear the Raven™ brand, as CNL Income Properties has licensed the brand from Intrawest for uses specific to this property for up to four years.”

Raven Golf Club at South Mountain™ was built in 1995 on 160 acres outside of Phoenix by moving 700,000 cubic yards of desert soil and importing nearly 6,000 mature pine trees from Georgia. With tree-lined fairways and plush playing surfaces surrounded by majestic mountain vistas, the Raven at South Mountain™ provides a stunningly beautiful contrast to desert courses more typical of the area. The 18-hole course designed by Gary Panks and U.S. Open Champion, David Graham, plays host to the Arizona Stroke Play Championship and is the official home golf course of Major League Baseball’s Arizona Diamondbacks.

About CNL Income Properties Inc.

CNL Income Properties Inc. is a real estate investment trust that owns a portfolio of 17 properties in the United States and Canada in the lifestyle and recreation sectors. Headquartered in Orlando, Fla., CNL Income Properties specializes in the acquisition of golf courses, ski resorts, marinas, campgrounds, merchandise marts, destination retail and entertainment centers, attractions and parking facilities, among other asset types. For more information, visit www.cnl.com.

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CNL Income Properties Announces Raven Golf Club at South Mountain™Acquisition/p. 3

About Intrawest Corporation

Intrawest Corporation (IDR:NYSE; ITW:TSX) is a world leader in destination resorts and adventure travel. The company has interests in 10 resorts at North America’s most popular mountain destinations, including Whistler Blackcomb, a host venue for the 2010 Winter Olympic and Paralympic Games. Intrawest owns Canadian Mountain Holidays, the largest heli-skiing operation in the world, and an interest in Abercrombie & Kent, the world leader in luxury adventure travel. The Intrawest network also includes Sandestin Golf and Beach Resort in Florida and Club Intrawest – a private resort club with nine locations throughout North America. Intrawest develops real estate at its resorts and at other locations across North America and in Europe. Intrawest is headquartered in Vancouver, British Columbia. For more information, visit www.intrawest.com.

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Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding CNL Income Properties’ future financial positions, future acquisitions, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of CNL Income Properties members of their management teams, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the companies’ abilities to control or predict. Such factors include, but are not limited to, competition in the companies’ markets, changes in family vacation patterns and consumer spending habits, the companies’ abilities to attract a significant number of guests from their target markets, the companies’ abilities to develop certain properties or further develop existing properties on a timely or cost-efficient basis, the companies’ abilities to manage growth, potential accidents or injuries at their properties, their abilities to achieve or sustain profitability, downturns in their industry segment and extreme weather conditions, increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the companies’ insurance coverage, and the companies’ ability to protect their intellectual property and the value of their brands.

Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to CNL Income Properties or persons acting on their behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the companies undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995

Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about future events. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Companies to be materially different from any future results, performance, or achievements expressed or implied in such forward-looking statements. The Companies disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in their expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Although the Companies believe their current expectations are based upon reasonable assumptions, the Companies can give no assurance that expectations will be attained or that actual results will not differ materially.

™ denotes a trademark of Intrawest Golf Holdings, Inc., used under license by CNL Income Properties.